                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 1996


                             BRANDYWINE REALTY TRUST
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                     1-9106                   23-2413352
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             file number)          Identification Number)


           Two Greentree Centre, Suite 100, Marlton, New Jersey 08053
                    (Address of principal executive offices)

                                 (609) 797-0200
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

                  On July 19, 1996, the Trust acquired a seven-story, 122,000 square foot office building in Cherry Hill, New Jersey (the "LibertyView Building") from UM Real Estate Investment Company, LLC ("UM") for a cash price of $10.6 million, of which $9.6 million was paid at the closing. The balance is payable to UM, in installments, as outlined below:

                  Due Date                  Amount
                  --------                  ------

                  July 31, 1997             $100,000
                  August 31, 1997           $100,000
                  September 31, 1997        $100,000
                  October 31, 1997          $100,000
                  November 31, 1997         $100,000
                  December 31, 1997         $500,000

  The amount of the purchase price was determined through arm's-length negotiation between the Trust and UM.

                  The LibertyView Building was completed in 1990 and, as of May 30, 1996, the occupancy level was approximately 66%. A single tenant, HIP Health Plan of NJ, an HMO provider, occupies 37,515 square feet under a lease expiring January 2007. No other tenant occupies more than 10% of the building. Rentals of another tenant, Shapiro and Kreisman, a law firm, comprise approximately 15.4% of the total current base rents for the property. Other tenants in the LibertyView Building include a regional bank, big six accounting firm and several Philadelphia-based law firms.

                  The Trust financed its acquisition of the LibertyView Building through a combination of term financing ($9,777,140), from a commercial bank (Summit Bank, formerly known as United Jersey Bank), and proceeds from a recent investment in the Trust by an affiliate of Richard M. Osborne, one of the Trustees of the Trust. The acquisition portion of the bank loan ($8,480,000) bears interest at a fixed rate of 8% per annum and matures on January 1, 1999. The bank loan provides for additional funding of an amount not to exceed $1.3 million, which will be advanced for tenant finishing and leasing commissions on currently vacant space. The additional funding will be repayable at prime plus 1% and will mature on January 1, 1999.

                  The bank loan will be secured by a first mortgage on the LibertyView Building, and will generally be non-recourse to the Trust, except that the Trust will be required to guarantee completion of the tenant improvements for any new leases, and up to $3 million of principal of the bank loan plus the amount of principal and interest unpaid as of the date of acceleration of the bank loan in the event of a default thereunder. The bank has reserved the right to approve of any material change in the ownership of the Trust, including a change resulting from the contemplated transaction (the "SSI/TNC Transaction") among the Trust, Safeguard Scientifics, Inc. and The Nichols Company, and in the event the Bank does not approve of any such ownership change, the loan, at the bank's option, will become repayable without penalty upon 120 days notice. If the bank were to withhold approval of the SSI/TNC Transaction and require repayment of its loan, the Trust would be required to seek replacement financing and there can be no assurance that the Trust could obtain such replacement financing or that any such replacement financing would be on terms acceptable to the Trust. If the Trust were unable to refinance the loan, the LibertyView Building could be transferred to the bank with a consequent loss of income and asset value to the Trust.

                  The following table sets forth scheduled lease expirations for leases in place at the LibertyView Building as of June, 1996 for each of the years beginning with January 1, 1996, assuming no tenant exercises renewal options or is terminated due to default:

====================================================================================================================

                                    Rentable
                   Number of         Square                          Annual
                     Leases          Footage    Percentage of    Minimum Rent      Average Per
                    Expiring       Subject to     Occupied           Under      Square Footage      Percentage of
                   Within the       Expiring      Rentable         Expiring      Rent Expiring     Total Rent Under
                      Year           Leases    Square Footage       Leases          Leases         Expiring Leases
- --------------------------------------------------------------------------------------------------------------------
1996                   1            2,998            3.70%    $    53,964    $       18.00               4.51%
- --------------------------------------------------------------------------------------------------------------------
1997                   1           11,521           14.23%        184,662            16.03              15.42%
- --------------------------------------------------------------------------------------------------------------------
1998                   0                0            0.00%             --               --               0.00%
- --------------------------------------------------------------------------------------------------------------------
1999                   1            7,233            8.93%        105,840            14.63               8.84%
- --------------------------------------------------------------------------------------------------------------------
2000                   2            5,798            7.16%         99,196            17.11               8.28%
- --------------------------------------------------------------------------------------------------------------------
2001                   2            6,978            8.62%        126,734            18.16              10.58%
- --------------------------------------------------------------------------------------------------------------------
2002                   1            8,912           11.01%        164,872            18.50              13.77%
- --------------------------------------------------------------------------------------------------------------------
2003                   0                0            0.00%             --               --               0.00%
- --------------------------------------------------------------------------------------------------------------------
2004                   0                0            0.00%             --               --               0.00%
- --------------------------------------------------------------------------------------------------------------------
2005                   0                0            0.00%             --               --               0.00%
- --------------------------------------------------------------------------------------------------------------------
2006 and               1           37,515           46.34%        462,185            12.32              38.60%
thereafter
- --------------------------------------------------------------------------------------------------------------------
     TOTAL             9           80,955          100.00%    $ 1,197,453    $       14.79             100.00%
====================================================================================================================

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

Index
- -----

Brandywine Realty Trust
Libertyview Building

         Report Of Independent Public Accountants

            Statements Of Revenue and Certain Expenses for the Year Ended December 31, 1995 and the Three Month Period Ended March 31, 1996

            Notes to Financial Statements

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of the LibertyView Building described in Note 1 for the year ended December 31, 1995. This financial statement is the responsibility of the LibertyView Building's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the LibertyView Building's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the LibertyView Building for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Philadelphia,  Pa.,
June 14, 1996

                              LIBERTYVIEW BUILDING

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                 (Notes 1 and 2)

                                                                 For the
                                                   For the      Three-Month
                                                 Year Ended    Period Ended
                                                 December 31,    March 31,
                                                    1995           1996
                                                 ------------   ------------
                                                                 (unaudited)

REVENUE:
    Base rents (Note 2)                           $1,119,000       $300,000
    Tenant reimbursements                            535,000        122,000
                                                  ----------       --------
                Total revenue                      1,654,000        422,000
                                                  ----------       --------

CERTAIN EXPENSES:
    Maintenance                                      277,000         71,000
    Utilities                                        215,000         59,000
    Real estate taxes                                274,000         74,000
    Other operating expenses                          32,000          8,000
                                                  ----------       --------
                Total certain expenses               798,000        212,000
                                                  ----------       --------
REVENUE IN EXCESS OF CERTAIN EXPENSES             $  856,000       $210,000
                                                  ==========       ========







        The accompanying notes are an integral part of these statements.

                              LIBERTYVIEW BUILDING

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1995

1. BASIS OF PRESENTATION:

The statements of revenue and certain expenses reflect the operations of the LibertyView Office Building (the "LibertyView Building") located in New Jersey, which will be acquired by Brandywine Realty Trust (the "Trust") from an unaffiliated party by July 19, 1996. The LibertyView Building has an aggregate net leasable area of approximately 121,700 square feet and is 63% leased as of December 31, 1995.

The books of the LibertyView Building are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses--such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the LibertyView Building that may not be comparable to the expenses expected to be incurred by the Trust.

2. OPERATING LEASES:

Base rents presented for the year ended December 31, 1995 and the three month period ended March 31, 1996, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustments for the year ended December 31, 1995, and the three month period ended March 31, 1996, was $127,000 and $12,000, respectively.

Tenants whose minimum rental payments equaled 10% or more of the total base rents in 1995 were:

           HIP Health Plan of NJ                  $462,000
           Shapiro and Kreisman                   $185,000

In September 1995, LibertyView Building entered into a 60-month lease agreement with Sleepcare, a related party to the seller, of which $18,000 and $14,000 of base rents for the year ended December 31, 1995 and the three-month period ended March 31, 1996, respectively, is included in the statements of revenue and certain expenses.

The LibertyView Building is leased to tenants under operating leases with expiration dates extending to the year 2007. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1995, are as follows:

                 1996                                $1,205,000
                 1997                                 1,177,000
                 1998                                 1,118,000
                 1999                                 1,118,000
                 2000                                   950,000
                 Thereafter                           4,440,000

Certain leases also include provisions requiring tenants to reimburse management costs and other overhead up to stipulated amounts.

(b) Pro Forma Financial Information.

                             BRANDYWINE REALTY TRUST

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

                                   (Unaudited)

                  The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust as of March 31, 1996 and the pro forma condensed consolidating statements of operations for the year ended December 31, 1995, and the three-month period ended March 31, 1996.

                  The pro forma condensed consolidating financial information is presented as if the consummated transactions of (a) the June 21, 1996 investment by the Turkey Vulture Fund XIII, Ltd. (the "RMO Fund") of $1,330,000 in debt and equity securities of the Trust; and (b) the July 19, 1996 acquisition of the LibertyView Office Building (the "LibertyView Building") by the Trust had been consummated on March 31, 1996, for balance sheet purposes and January 1, 1995 for purposes of the statements of operations. This unaudited pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Trust and LibertyView and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the consummated transactions have been made.

                  The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at March 31, 1996, nor does it purport to represent the future financial position and the results of operations of the Trust.

                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET

                      AS OF MARCH 31, 1996 (Notes 1 and 2)

                                   (Unaudited)

                                 (in thousands)

                                          Brandywine
                                         Realty Trust
                                          Historical       Pro Forma
                                         Consolidated     Adjustments             Pro Forma
                                             (A)            (B) (C)              Consolidated
                                         ------------     -----------            -------------

Assets:
  Real estate investments, net             $13,770          $10,600      (B)        $24,370
  Cash and cash equivalents                    701             (90)   (B)(C)            611
  Escrowed cash                                760               --                     760
  Deferred costs, net                        1,336               --                   1,336
  Other assets                                 390              300      (B)            690
                                           -------          -------                 -------
    Total assets                           $16,957          $10,810                 $27,767
                                           =======          =======                 =======
Liabilities:
  Mortgages and notes payable               $8,905          $10,472   (B)(C)        $19,377
  Other liabilities                            698             --                       698
                                           -------          -------                 -------
    Total liabilities                        9,603           10,472                  20,075
                                           -------          -------                 -------
Minority Interest                               --               --                      --
Shareholders' Equity:
  Common shares of beneficial interest          19                1      (C)             20

  Additional paid-in capital                16,772              295      (C)         17,067
  Stock warrants                             --                  42      (C)             42
  Accumulated equity (deficit)              (9,437)              --                  (9,437)
                                           -------          -------                 -------
    Total shareholders' equity               7,354              338                   7,692
                                           -------          -------                 -------
    Total liabilities and shareholders'
      equity                               $16,957          $10,810                 $27,767
                                           =======          =======                 =======


        The accompanying notes and management assumptions are an integral part of these statements.

                             BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

              FOR THE YEAR ENDED DECEMBER 31, 1995 (Notes 1 and 3)

                                   (Unaudited)

                (in thousand, except Share and per Share amounts)

                                    Brandywine     Liberty
                                   Realty Trust      View
                                    Historical     Building
                                   Consolidated   Historical    Pro Forma              Pro Forma
                                          (A)         (B)      Adjustments            Consolidated
                                   ------------   ----------    ---------             ------------

Revenue:
  Base rents                          $3,517      $1,119         $   --                $4,636
  Tenant reimbursements                   66         535             --                   601
  Other                                   83          --             --                    83
                                      ------      ------         -------               ------
    Total revenue                      3,666       1,654             --                 5,320
                                      ------      ------         -------               ------
Operating expenses:
  Interest                               793          --            762   (D)(F)        1,555
  Depreciation and amortization        1,402          --            459   (C)(E)        1,861
  Other expenses                       2,290         798             --                 3,088
                                      ------      ------         -------               ------
    Total operating expenses           4,485         798          1,221                 6,504
                                      ------      ------         -------               ------
    Income (loss) before
     minority interest                  (819)        856         (1,221)               (1,184)
Minority interest in
 income (loss)                             5         --              --                     5
                                      ------      ------         -------               ------
    Income (loss) before
     extraordinary items              $ (824)     $  856         $(1,221)             $(1,184)
                                      ======      ======         ========             ========
Earnings per share of
 beneficial interest                  $(0.44)                                         $ (0.61)
                                      =======                                         =======

Weighted average
 number of shares
 outstanding including
 share equivalents                 1,874,372                                        1,934,372
                                   =========                                        =========


            The accompanying notes and management assumptions are an
                       integral part of these statements.

                             BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

         FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 1996 (Notes 1 and 3)

                                   (Unaudited)

                (in thousand, except Share and per Share amounts)

                               Brandywine      Liberty
                              Realty Trust       View
                               Historical      Building
                              Consolidated    Historical     Pro Forma        Pro Forma
                                  (A)            (B)        Adjustments     Consolidated
                              ------------    ----------    -----------     ------------

Revenue:
  Base rents                    $   972       $   300          $   --         $ 1,272
  Tenant reimbursements              35           122              --             157
  Other                              38            --              --              38
                                -------       -------          ------         -------
    Total revenue                 1,045           422              --           1,467
                                -------       -------          ------         -------
Operating expenses:
  Interest                          207            --             191 (D)(F)      398
  Depreciation and                  242            --             115 (C)(E)      357
   amortization
  Other expenses                    584           212            --               796
                                -------       -------          ------         -------
    Total operating
     expenses                     1,033           212             306           1,551
                                -------       -------          ------         -------
    Income (loss) before             12           210            (306)            (84)
     minority interest
Minority interest in
 income (loss)                        2            --              --               2
                                -------       -------          ------         -------
    Income (loss) before
     extraordinary items        $    10       $   210          $ (306)        $   (86)
                                =======       =======          ======         =======
Earnings per share of
 beneficial interest            $  0.01                                       $ (0.04)
                                =======                                       =======
Weighted average
 number of shares
 outstanding including
 share equivalents            1,876,944                                     1,936,944
                              =========                                     =========


        The accompanying notes and management assumptions are an integral part of these statements.

                             BRANDYWINE REALTY TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING

                              FINANCIAL INFORMATION

               (in thousands, except share and per share amounts)

1. BASIS OF PRESENTATION:

              Brandywine Realty Trust (the "Trust") is a Maryland real estate investment trust. The Trust owns 4 properties as of March 31, 1996 and on July 19, 1996 acquired the LibertyView Office Building (the "LibertyView Building") from an unrelated party. The LibertyView Building has an aggregate net leasable area of approximately 122,000 square feet and is 63% leased as of December 31, 1995 and 66% leased as of March 31, 1996.

              These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Trust, as previously filed, and the LibertyView Building as included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the LibertyView Building by the Trust have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

     (A) Reflects the historical consolidated balance sheet of the Trust as of March 31, 1996.

         (B) Reflects the Trust's acquisition of the LibertyView Building as of March 31, 1996, based upon the purchase price of $10,600,000 acquired with cash of $1,420,000, a mortgage note payable of $8,480,000 due in January 1999 with interest payable monthly at 8% and a note payable to the seller of $1,000,000 due in installments through December 1997 with no interest payable. Deferred financing costs of $300,000 related to the mortgage note payable have been capitalized.

     (C) Reflects the investment in the Trust by the RMO Fund funded by a note bearing interest at prime and 60,000 Common Shares plus one warrant for 60,000 Common Shares at a price of $.70 per share. The warrant is exercisable at $6.50 per share. The loan matures in 1999.

                  Dr. Cash and cash equivalents                 $1,330,000

                  Cr. Mortgage and notes payable                  $992,000
                  Cr. Common shares of beneficial interest           1,000
                  Cr. Additional paid-in capital                   295,000
                  Cr. Stock warrants                                42,000


3. ADJUSTMENTS TO PRO-FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS:

         (A)      Reflects the historical consolidated operations of the Trust.

         (B) Reflects the historical operations of the LibertyView Building, excluding certain expenses such as interest, depreciation and amortization, professional costs, and other costs not directly related to the future operations of the LibertyView Building.

         (C) Reflects depreciation totaling $339,000 and $85,000, respectively, of the LibertyView Building using a 25-year depreciable life for the year ended December 31, 1995, and the three-month period ended March 31, 1996.

         (D) Reflects the increase in interest expense of $678,000 and $170,000, respectively, related to the mortgage note payable of the LibertyView Building, which has an interest rate of 8% per annum for the year ended December 31, 1995 and for the three-month period ended March 31, 1996.

         (E) Reflects the amortization of deferred financing costs related to the LibertyView Building of $120,000 and $30,000, respectively, for the year ended December 31, 1995 and the three-month period ended March 31, 1996.


         (F) Reflects the increase in interest expense of $84,000 related to the note payable to the RMO Fund (which bears interest at prime), assuming a prime rate of 8.25% for the year ended December 31, 1995. For the three-month period ended March 31, 1996, the increase in interest expense was $21,000.

(c)      Exhibits.

         Exhibit Index

         99.1 Purchase and Sale Agreement between UM Real Estate Investment Company, LLC ("UM") and the Trust.

         99.2 First Amendment to Purchase and Sale Agreement between UM and the Trust.

         99.3 Second Amendment to Purchase and Sale Agreement between UM and the Trust.

         99.4 Third Amendment to Purchase and Sale Agreement between UM and the Trust.

         99.5 Promissory Note in the principal amount of $1,000,000 from the Trust to UM.

         99.6     Subordinated Mortgage from the Trust to UM.

         99.7 Amended and Restated Loan Agreement between the Trust and Summit Bank ("SB").

         99.8     Amended and Restated Promissory Note from the Trust to SB.

         99.9     Amended and Restated Mortgage from the Trust to SB.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRANDYWINE REALTY TRUST

Date:  August 1, 1996                        By: /s/ Gerard H. Sweeney
                                                 ---------------------
                                             Title: President and Chief
                                                     Executive Officer